SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 27, 2004




                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                      0-22268                 33-0371079
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  (State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
        of incorporation)                                   Identification No.)




                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (909) 943-6007
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Item 5.  Other Events.
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     National RV Holdings,  Inc. (the "Company") announced today that Robert Lee has retired as the Chief Executive Officer of the Company's Country Coach subsidiary, but will assist Country Coach as a consultant. Mr. Lee, Country Coach's founder, will remain as a director of the Company. Among Mr. Lee's responsibilities as a consultant will be assisting Country Coach's current
President, Jay Howard, in the evaluation and testing of Country Coach's products.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                           NATIONAL R.V. HOLDINGS, INC.



                                           By:      /s/ Mark D. Andersen
                                                 ------------------------------
                                                     Mark D. Andersen
                                                     Chief Financial Officer



Date:  February 27, 2004